UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 19, 2013
Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

Equity One, Inc., a Maryland corporation (the “Company” or “Equity One”), is hereby providing the fair value of its investment property as defined by International Financial Reporting Standards (“IFRS”) IAS 40, “Investment Property” as of  December 31, 2012. As announced previously, the Company has agreed to provide this information to Gazit-Globe Ltd. (“Gazit”), its major indirect stockholder, in connection with Gazit's financial reports which are prepared in accordance with IFRS.

IFRS permits fair value accounting for Investment Property. In addition, in accordance with IFRS, the value of straight-line rent receivables, deferred costs and intangible assets and liabilities related to income-producing property are not presented separately since they are included within the fair values of income-producing property.

The Company recently completed a valuation review at December 31, 2012 to determine the fair value of its existing investment property portfolio. Based upon this review, Equity One determined that as of December 31, 2012, the fair value of its investment property was approximately $3.7 billion.

The determination of these values required management to make significant estimates and assumptions, and the actual values achieved in the event of any disposition of investment property may differ from the values incorporated into the fair value determination.

The shopping center in our portfolio with the highest fair value is the Serramonte Shopping Center ("Serramonte") located in Daly City, California with a value of approximately $270.0 million as of December 31, 2012.

In addition, the Company is hereby providing certain information that it has agreed to provide to Gazit in connection with Gazit's financial reports which are prepared in accordance with IFRS, as required by the Disclosure Guideline Regarding Investment Property Activity issued in January 2011 by the Israel Security Authority (the “ISA Disclosure Guideline”). Some of this information is provided by geographical region, as defined by the ISA Disclosure Guideline. Our geographical regions for purposes of these disclosure requirements have been defined as: (1) South Florida - including Miami-Dade, Broward and Palm Beach Counties; (2) North Florida - including all of Florida north of Palm Beach County; (3) Southeast - including Georgia, Louisiana, Alabama, Mississippi, North Carolina, South Carolina and Virginia; (4) Northeast - including Connecticut, Maryland, Massachusetts and New York; (5) West Coast - including California and Arizona. The disclosures include one property that is proportionally consolidated under IFRS as of December 31, 2012 and 2011. The following information has been provided to Gazit in connection with the ISA Disclosure Guideline:

1.	Fair Value of Income-Producing Properties (1)

The fair value of consolidated income-producing properties at December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
Region:	(In thousands)
South Florida	$1,061,864	$1,003,985
Northeast	904,276	538,700
West Coast	858,924	745,237
Southeast	500,203	509,295
North Florida	354,900	343,500
Total	$3,680,167	$3,140,717

(1)
Income-producing properties does not include developments and land held for sale, but includes six non-retail properties with an aggregate Gross Leasable Area ("GLA") of 38,600 and 45,700 square meters at December 31, 2012 and 2011, respectively.

2.	IFRS Basis Revaluation Gain and Loss (1)

The IFRS basis revaluation gain and (loss) of consolidated income-producing properties for the years ended December 31, 2012 and 2011 was as follows (2):

	December 31,
	2012	2011
Region:	(In thousands)
Northeast	$45,839	$(4,301)
West Coast(3)	45,624	29,503
South Florida	39,855	10,178
Southeast	5,362	(26,707)
North Florida	2,835	(31,776)
Total	$139,515	$(23,103)

(1)	Revaluation gain and (loss) is computed as the increase or decrease in the fair value of the respective property less any capital expenditures made during the respective period.

(2)
Income-producing properties does not include developments and land held for sale, but includes six non-retail properties with an aggregate GLA of 38,600 and 45,700 square meters at December 31, 2012 and 2011, respectively.

(3)
Includes Serramonte, which recognized a revaluation gain of $28.8 million and $8.0 million for the years ended December 31, 2012 and 2011, respectively. Serramonte generated $18.4 million and $17.6 million of net operating income (as defined in (4) below) for the years ended December 31, 2012 and 2011, respectively, and $26.3 million and $25.4 million, respectively, in minimum rent, percentage rent and expense recovery revenue.

3.	Monthly Minimum Rent per Square Meter for Leases Signed

The weighted average monthly minimum rent per square meter for leases signed during the years ended December 31, 2012 and 2011, respectively, was as follows for income-producing properties (1):

	December 31,
Region:	2012	2011
West Coast	$35.55	$28.05
Northeast	24.92	14.84
South Florida	17.14	14.94
Southeast	10.51	10.78
North Florida	10.10	10.21

(1)
The weighted average monthly minimum rent per square meter for leases signed during the respective period is not presented on a same space basis. Income-producing properties does not include developments and land held for sale, but includes six non-retail properties with an aggregate GLA of 38,600 and 45,700 square meters at December 31, 2012 and 2011, respectively.

The range of average monthly minimum rent per square meter for leases signed during the period on a lease-by-lease basis that were included in the calculation above is disclosed below (1):

	December 31,
	2012		2011
Region:	Minimum	Maximum	Minimum	Maximum
West Coast	$17.94	$67.27	$21.21	$60.48
Northeast	13.45	43.06	11.21	22.42
South Florida	7.18	37.67	7.62	42.75
Southeast	4.93	34.75	5.52	30.15
North Florida	4.48	21.53	0.72	31.72

(1)	The average monthly minimum rent per square meter for leases signed during the respective period is not presented on a same space basis.

4.	Net Operating Income of Properties Acquired (1)

The net operating income of properties acquired during the years ended December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
Region:	(In thousands)
West Coast	$5,287	$43,313
Northeast	4,427	2,345
South Florida	—	631
North Florida	—	—
Southeast	—	—

(1)
Net operating income is computed by adding minimum rent, percentage rent and expense recovery revenue less property operating expenses which, under IFRS, does not include amortization of deferred common area maintenance costs. Net operating income does not include management and leasing services revenue, rental property depreciation and amortization and general and administrative expenses. The net operating income included in the table above represents the net operating income from the date of acquisition through the end of the respective year.

The information contained in this report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2013	EQUITY ONE, INC.

/s/ Mark Langer
Mark Langer
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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